                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [X] Confidential, for Use of the
                                                Commission Only (as permitted by
[X] Definitive Proxy Statement                  Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         PORT ST. LUCIE NATIONAL BANK
             -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                          --Enter Company Name Here--
             -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------------------

    (5) Total fee paid:
                         $125
    --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    --------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    (3) Filing Party:

    --------------------------------------------------------------------------

    (4) Date Filed:


Notes:

                                NOTICE OF ANNUAL
                            MEETING OF SHAREHOLDERS


TO:  SHAREHOLDERS OF PORT ST. LUCIE NATIONAL BANK HOLDING CORP.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Port St. Lucie National Bank Holding Corp. (the "Company") will be held at the St. Lucie West Office of the Bank at 1100 S.W. St. Lucie West Boulevard, Port St. Lucie, Florida, on Monday, April 22, 1996 at 7:00 P.M. (local time), to consider and vote upon the following proposals:

     1.  Election of three directors for terms of three years;

     2. Ratification of the selection of KPMG Peat Marwick LLP as the independent auditors of the Company for the year ending December 31, 1996; and

     3. Transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 1, 1996 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

     Whether or not you plan to attend, please complete, sign, date and return the proxy promptly in the enclosed envelope so that your shares will be represented at the Annual Meeting of Shareholders.


                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ J. HaL Roberts, Jr.
                                         --------------------------------------
                                         J. HAL ROBERTS, JR.
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER



March 22, 1996


IT IS VERY IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE VOTE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                                PROXY STATEMENT

                              STATEMENT OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") of Port St. Lucie National Bank Holding Corp. (the "Company"), to be held on Monday, April 22, 1996, at the time and place, and for the purposes, set forth in the accompanying Notice of Annual Meeting. This Proxy Statement will be first mailed to shareholders on or about March 22, 1996. The accompanying Proxy is solicited by and on behalf of the Board of Directors of the Company, and is revocable at any time prior to its use at the Annual Meeting.

     The Company will bear the costs of solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodians, nominees and fiduciaries to supply proxy material to the beneficial owners of the Company's Common Stock ("Common Stock") of whom they have knowledge, and will reimburse them for their expenses in so doing. In addition, certain directors, officers, and other employees of the Company, not specifically employed for purposes of solicitation, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone or telefax.

     The principal executive offices of the Company are located at 1100 S.W. St. Lucie West Boulevard, Port St. Lucie, Florida 34986 and the telephone number is
(407)340-2800.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     Only shareholders of record at the close of business on March 1, 1996, are entitled to vote at the Annual Meeting. On that date, the Company had issued an outstanding 739,496 shares of Common Stock. Shareholders are entitled to one vote per share for each share of Common Stock.

     When proxies are returned to the Board of Directors properly signed and dated, the shares represented thereby will be voted in accordance with each shareholder's direction. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card. If no choices are specified, the shares will be voted FOR the nominees listed on the proxy card and FOR the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending December 31, 1996. A shareholder who submits a proxy on the accompanying form may revoke it at any time before it has been voted at the Annual Meeting by filing with the Secretary of the Company, 1100 S.W. St. Lucie West Boulevard, Port St. Lucie, Florida 34986, an instrument revoking it or a duly executed proxy bearing a later date. Although a shareholder may have submitted a proxy, such shareholder may nevertheless attend the Annual Meeting, revoke the proxy and vote in person. Shareholders of the Company do not have cumulative voting rights.

     The quorum necessary to conduct business at the Annual Meeting consists of a majority of the total number of votes of the issued and outstanding shares of Common Stock. The Directors will be elected by a plurality of votes cast by the shareholders entitled to vote at the Annual Meeting. Selection of KPMG Peat Marwick LLP as the Company's independent auditors will be ratified if the votes cast by shareholders at the Annual Meeting favoring the ratification exceed the votes cast opposing the ratification.

     If a quorum is not present at the Annual Meeting, the holders of a majority of the shares of Common Stock represented, in person or by proxy, at the Annual Meeting may adjourn such meeting from time to time without further notice. At a meeting so adjourned and reconvened, at which the requisite quorum is present, any business may be transacted which could have been transacted at the Annual Meeting as originally convened.

                             ELECTION OF DIRECTORS

     Three directors will be elected at the Annual Meeting to serve for a term of three years and until their successors shall have been elected and shall qualify. It is intended that the persons named in the enclosed form of proxy will vote for the election of the persons named below (herein called "nominees") who have been nominated by the Board of Directors.

     Each nominee has consented to be named in the Proxy Statement and to serve as a director if elected. The Board of Directors has no reason to believe that any of the nominees listed will not be available to serve, but if any nominee should be or become unable or unwilling to serve, the shares represented by the proxies received by the Company will be voted for the election of such other person as director instead of such nominee, as the Board of Directors recommends.

     The nominees, Christopher E. Fogal and Ellen J. Guterl have been directors of the Company since its formation in 1988. Joe Marinaro has been a director of the Company since 1990. They were nominated and elected to their current three year term in 1993. The following tables set forth certain information, as of March 1, 1996, regarding these nominees as well as those directors whose terms of office continue after the Annual Meeting, and the executive officers of the Company.

                                          Nominees for Terms Expiring in 1999

Name, Age, and Business Experience                                  Shares                Percentage of Outstanding
 During Past Five Years                   Director Since    Beneficially Owned/1/                 Shares/2/
----------------------------------        --------------    ---------------------         -------------------------
  Christopher E. Fogal /3/                          1988                24,200                         3.2%
    Mr. Fogal, age 44, is a certified
     public accountant who is the
     managing partner of Fogal, Lynch,
     Johnson, Long & Co., a St. Lucie
     County accounting firm formed in
     1990.
  Ellen J. Guterl /4/                               1988                24,200                         3.2%
    Mrs. Guterl, age 55, Vice
     Chairperson of the Board of
     Directors of the Company and of
     Port St. Lucie National Bank (the
     "Bank"), has been employed since
     1979 as an officer for several
     privately owned real estate
     companies, including Tropical
     Homes Construction, Inc., which
     she is President.

  Joe Marinaro /5/                                  1990                      17,883                    2.4%
    Mr. Marinaro, age 65, has been
     President and sole owner of
     Atlantic Fruit Company since 1985.
     Atlantic Fruit Company is a
     wholesale broker for fruit and
     vegetables.

                                     DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE IN 1998

  Jeffrey S. Furst /6/                              1988                      50,275                    6.6%
    Mr. Furst, age 51, is Chairman of
     the Board of Directors of the
     Company and the Bank, and a real
     estate broker and part owner of
     Century 21 The Real Estate Center
     since 1987.

-------------------------------

  /1/  Includes the number of shares that could be purchased by exercise of
       Warrants or Options presently exercisable or exercisable within 60 days   from
       March 1, 1996.  The shares that could be purchased by exercise of Warrants or
       Options reflect the stock dividend declared February 15, 1996 in accordance with the Form of Warrant and the Stock Option Plan.  As a result, all shares beneficially owned reflect the 10% stock dividend declared February 15, 1996.

/2/  As required by SEC rules, any shares not outstanding which are subject to
     Warrants or Options are deemed to be outstanding to the extent   exercisable
     within 60 days, for the purpose of computing the percentage of outstanding shares owned by a person, but are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by any other person.

/3/ Includes 121 shares held directly, 11,979 shares held jointly with his wife, and 12,100 Warrants.

/4/  Includes 12,100 shares held directly and 12,100 Warrants.

/5/  Includes 121 shares directly, 12,100 shares held jointly with his wife,
     2,226 shares held in his individual retirement account, and 3,436 shares   held
     by his wife's individual retirement account, beneficial ownership of which is disclaimed by Mr. Marinaro.

/6/ Includes 121 shares held directly, 6,050 shares held in his individual retirement account, 15,004 shares held jointly with his wife and 21,175
     Warrants. Also includes 3,327 shares and 4,598 Warrants held by his wife, beneficial ownership of which is disclaimed by Mr. Furst.


                                     DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE IN 1998

Name, Age, and Business Experience                                  Shares                Percentage of Outstanding
 During Past Five Years                   Director Since    Beneficially Owned/1/                 Shares/2/
----------------------------------        --------------    ---------------------         -------------------------
  Harold H. Goldman /7/                             1988              38,446                              5.1%
    Mr. Goldman, age 64, a retired
     attorney and was formerly the
     senior partner in the law firm of
     Goldman, Bruning & Mildner, P.A.
     in Port St. Lucie since 1975.  Mr.
     Goldman serves as Bank Secretary.

  J. Hal Roberts, Jr. /8/                           1988              56,517                              7.3%
    Mr. Roberts, age 47, has served as
     President and Chief Executive
     Officer of the Company since April
     1988 and of the Bank since its
     inception.

                                     DIRECTORS CONTINUING IN OFFICE WHOSE TERMS EXPIRE IN 1997

  Howard L. Bickford /9/                            1988              22,627                             3.0%
    Mr. Bickford, age 72, has been a
     part-time real estate broker since
     1989.

  Charles E. Bigge /10/                             1988              30,429                              4.0%
    Mr. Bigge, age 65, has been the
     owner and Chairman of the Board of
     Custom Air Systems, Inc., an air
     conditioning contractor in Port
     St. Lucie since 1974.

  Raymond L. Isenburg /11/                          1988               21,498                              2.9%
    Mr. Isenburg, age 52, has been the
     Vice President of Applied Science
     and Technology at Indian River
     Community College since 1991.
     From 1986 to 1991, he was Dean of
     Vocational Education.

  George V. Weston /12/                             1991                43,014                              5.8%
    Mr. Weston, age 64, has been
     President and sole owner of
     Marathon Abrasive Company, Inc.
     since 1970.  Marathon Abrasive
     Company manufactures grinding
     wheels for use in the steel
     industry.

-----------------------------

/7/  Includes 4,790 shares held directly, 15,104 shares held by his IRA and
     18,553.15 Warrants.
/8/  Includes 1,509 shares held directly, 13,857 held jointly with his wife,
     4,821 held in his individual retirement account, and 635 shares held   in his
     wife's individual retirement account, beneficial ownership of which is disclaimed by Mr. Roberts.  Also includes 11,495 Warrants and 24,200 vested
     Options.
/9/  Included 121 shares held directly, 11,979 shares held by a trust of which
     Mr. Bickford and his wife are the sole trustees for the benefit of   Mr.
     Bickford's wife, and 10,527 Warrants.
/10/  Includes 121 shares held directly, 1,415 shares held in his individual
      retirement account, 6,231 shares held by a trust of which Mr. Bigge   is the
      sole trustee for the benefit of Mr. Bigge, and 605 shares held by a trust of which Mr. Bigge is the sole trustee for the benefit of the Customer Air Systems
      Inc. Profit Sharing Plan;  Mr. Bigge disclaims beneficial ownership of 605 of these shares.  Also includes 6,231 shares held by a trust of which Mr. Bigge's wife is the sole trustee for the benefit of Mr. Bigge's wife, 1,125 shares held in his wife's individual retirement account  and 14,701.5 Warrants.
/11/  Included 121 shares held directly, 12,577 shares held jointly with his wife, and 8,800 Warrants.
/12/  Includes 121 shares held directly, 36,632 shares held jointly with his wife and 6,261.75 Warrants.


                                                     OTHER EXECUTIVE OFFICERS

Name, Age, and Business Experience                                  Shares                Percentage of Outstanding
 During Past Five Years                   Director Since    Beneficially Owned/1/                 Shares/2/
----------------------------------        --------------    ---------------------         -------------------------
  Randall A. Ezell /13/                             1988             19,871                             2.6%
   Mr. Ezell, age 45, has been the
    Senior Vice President and the Chief
    Financial Officer of the Company
    since October 1988, and the Chief
    Financial Officer and Cashier of
    the Bank since April 3, 1989 and
    Executive Vice President of the
    Bank since April 1, 1995.
All Directors and Executive Officers as                             348,960                           39.1%
 a group (11 persons)3-13


                     SECURITY OWNERSHIP OF CERTAIN OWNERS

     On March 1, 1996, the following persons owned, of record, or were known by the Company to own beneficially more than five percent of the Common Stock of the Company.


                                                      Shares Owned                                                    Percentage of
                                                       Directly                       Shares Acquirable                 Outstanding
Name and Address of Beneficial Owner                  or Indirectly*                   Within 60 Days*                    Shares*
------------------------------------                 ---------------                  -----------------               -------------
Jeffrey S. Furst /6/                                  24,502                             25,773                                6.6%
1161 SW Mirror Lake Cove, Port St.
 Lucie, Florida
Harold H. Goldman /7/                                 19,894                             18,552                                5.1%
1881 S. Irwin Road, Port St. Lucie,
 Florida
J. Hal Roberts, Jr. /8/                               20,822                             35,695                                7.3%
2401 Dade Road, Fort Pierce, Florida
George V. Weston /12/                                 36,753                              6,261                                5.8%
104 Toteka Circle, Jupiter, Florida

*Please refer to footnotes on previous pages.

               THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     All of the Company's Directors, except George V. Weston, attended more than 75% of the twelve board meetings and the meetings of committees of which he or she was a member. Mr. Weston attended 65% of the meetings assigned. Certain directors are appointed by the Chairman each year to serve on the Audit Committee, Loan Committee, Long Range Planning Committee, Executive Committee, and Personnel and Compensation Committee. These committees meet periodically with management and outside professionals to help ensure compliance with regulations and Board approved policies and procedures.

     The Company's Audit Committee is currently comprised of Messrs. Bigge, Fogal, Goldman and Weston. The Audit Committee met eleven times in 1995. The purpose of the Audit Committee is to review regulatory reports filed by the Company, review the Company's publicly issued financial statements, review internal audit reports, make recommendations to the full Board of Directors regarding the selection of independent auditors and meet with the Company's auditors to review the scope of the auditor's work, discuss audit findings and determine that such auditors believe that the Company's financial statements fairly reflect, in all material respects, its financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

-------------------------

/13/ Includes 1,237 shares held jointly by Mr. Ezell and his wife, 5,929 shares held by his individual retirement account, 605 Warrants and 12,100 vested Options.

     The Company's Personnel and Compensation Committee is comprised of Mrs. Guterl, and Messrs. Bigge, Isenburg, Roberts and Marinaro. The Committee had four meetings in 1995. The purpose of the Committee is to make recommendations to the full Board of Directors concerning personnel policy and procedures, the personnel budget, and the Chief Executive Officer's employment contract.

     The entire Board functions as a nominating committee. Nominations from shareholders will be considered for inclusion in the proxy material for the 1997 Annual Meeting. Please send nominations to J. Hal Roberts, Jr., President of Port St. Lucie National Bank Holding Corp., 1100 S.W. St. Lucie West Boulevard, Port St. Lucie, Florida 34986. Nominations must be received no later than November 30, 1996 in order to be eligible for consideration for inclusion in the Proxy Statement for the 1997 Annual Meeting.


                               EXECUTIVE OFFICERS

     The Executive Officers of the Company are elected annually by the Board of Directors following the Annual Meeting of Shareholders to serve at the pleasure of the Board of Directors and until their successors are elected and qualified. The following table sets forth the name and age of each executive Officer and
all positions and offices he holds with the Company.   All of these officers
have served as Executive Officers of the Company since 1988.

Name                   Age                    Offices Held
---------------------  ---  -------------------------------------------------
J. Hal Roberts, Jr.     47  President and Chief Executive Officer
Randall A. Ezell        45  Senior Vice President and Chief Financial Officer

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's directors, executive officers, nominees for directors and their immediate family and affiliates, including corporations and firms of which they are officers or in which they or their families have an ownership interest, are customers of the Company's principal subsidiary, the Bank. These persons, corporations and firms have had transactions in the ordinary course of business with the Bank, including borrowings of material amounts, all of which, in the opinion of the management, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features. The Company expects the Bank to have such transactions on similar terms with its directors, executive officers and their affiliates in the future. The approximate total amount of such indebtedness at December 31, 1995 was $1,423,000. The largest aggregate amount of indebtedness outstanding to such persons, corporations, and firms as a group during 1995 was $1,625,000.

     The Bank's main office is located in premises leased from a corporation controlled by Harold H. Goldman, a director, at a current annual rental of $43,500. The Company has obtained a market study from an independent real estate appraiser which concludes that the rent paid under the lease is comparable to the prevailing rental rates in the Port St. Lucie area. The lease was for an initial term of five years which expired in 1994 and has been renewed for another five years with a rental increase. In the opinion of the management of the Company, the terms of the lease are comparable to those that could have been obtained had the property been leased from an unaffiliated person.

     In February 1992, the Bank entered into an agreement to lease additional space in the same building as the main office. The lease has a term of seven years and calls for an annual rental of $23,000 for the first two years, $25,000 for the third and fourth years and $27,000 for the years thereafter. The Company performed an additional market study that indicates that the lease from the corporation Mr. Goldman controls was comparable to prevailing rental rates in the Port St. Lucie area. In the opinion of management of the Company, the terms of this lease are comparable to those that could have been obtained had the property been leased from an unaffiliated person.

     In January 1993, the Bank again expanded main office operations and entered into an agreement to lease additional space. The lease has a term of six years and an annual rental of $15,000 for the first two years, $16,200 the third and fourth years, and $16,800 thereafter. A market study of rental rates in the Port St. Lucie area was performed by management which indicated the cost of the additional rental space from the corporation controlled by Mr. Goldman was comparable to the prevailing rental costs of similar space in the Port St. Lucie area. In the opinion of management of the Company, the terms of this lease are comparable to those that could have been obtained had the property been leased from an unaffiliated person.

                             EXECUTIVE COMPENSATION

  The following table sets forth a summary for the last three fiscal years of the cash and noncash compensation awarded to, earned by, or paid to, the Chief
Executive Officer of the Company.   No other executive officer exceeded the
individual remuneration level of $100,000 to be included in this table as a highly compensated officer.

                                             Summary Compensation Table
                                             --------------------------
                                                                               Annual Compensation
                                             ----------------------------------------------------------------------------------
Name and Principal Position                  Fiscal Year            Salary            Bonus/1/        Other Annual Compensation/2/
---------------------------                  -----------           --------           --------        -------------------------
J. Hall Roberts, Jr.                            1995               $124,500           $ 3,088                 $7,961
   President and Chief                          1994               $118,125           $ 6,793                 $7,591
   Executive Officer                            1993               $109,375           $20,800                 $5,659

     All of the Company Directors are also Directors of the Bank. There were no fees paid for the Company Board meetings in 1995. The fees for the Bank Board meetings were $450 per meeting with the Chairman of the Board receiving a fee of $675 per meeting. All members were compensated for committee meetings at $100 per meeting. These fees aggregated $65,850 in 1995 and were recognized as an expense to the Bank.

     Board members who are also members of management receive no fee for attendance at committee meetings but are compensated for attendance at Board of Directors meetings. Mr. Roberts is currently the only member of management to serve on the Board.

     Effective December 1991, the Company adopted a nonqualified deferred compensation plan in which Board members and key employees may voluntarily participate. Participants can contribute by deferring director's fees or a portion of their salary. The contributions are used to purchase and carry a life insurance policy with the Bank as owner but with the proceeds to be paid to the Company, with the Company distributing to the participants' beneficiaries. There is no administrative cost arising out of this plan to the Bank or to the Company. To date, there are four participants in the plan.

     On March 15, 1990, the Company, the Bank and Mr. Roberts entered into a three-year employment agreement, which commenced on April 1, 1990 with an annual salary of $80,000 for the first year and annual salaries of $90,000 and $100,000 for the

----------------------
/1/ Under Mr. Roberts' employment contracts, he was entitled to receive 1,000 shares of Common Stock upon the completion of each year as Chief Executive Officer, through March 31, 1993. The stock award was discontinued effective April 1, 1994. In addition, Mr. Roberts received a sstock bonus December 17, 1993 of 400 shares of Common Stock. In 1993, the stock issued to Mr. Roberts was purchased in the open market at prevailing rates. The value of the Common Stock on the award date and the cash portion of the bonus are reflected below.

         Date       Stock Value            Cash        Annual Total
         ----       -----------            ----        ------------
         1995            -0-               $3,088        $ 3,088
         1994            -0-               $6,793        $ 6,793
         1993        $15,800               $5,000        $20,800


/2/ The amounts shown above as other annual compensation include directors fees earned by Mr. Roberts and expensed by the Company in the year shown as well as other items shown below. Mr Roberts elected to defer the Bank related directors fees pursuant to the nonqualified deferred compensation plan discussed below.


                                              Life
                                            Insurance
                  Bank          Company    Benefits in
                Director's     Director's   Excess of      401K
 Date             Fees          Fees        $50,000       Matching   Total
 ----           ----------     ---------    ---------     --------   -----
 1995            $5,400            -0-        $693        $ 1,868    $7,961
 1994            $4,800        $   375        $644        $ 1,772    $7,591
 1993            $3,250        $   250        $518        $ 1,641    $5,659


second and third years, respectively. In addition, Mr. Roberts was entitled to receive an additional 1,000 shares of Common Stock at the end of each year of the employment agreement. The Company also granted Options to Mr. Roberts which entitle him to purchase 20,000 shares of Common Stock under the Company's Stock Option Plan. The Options vested over a period of five years at the rate of 4,000 shares per year, commencing on April 3, 1989, and they expire on April 3, 1999. The exercise price for the Options is equal to the greater of
(a) the fair market value of the Common Stock on the date of vesting, or (b) $10.00 per share. The terms of the stock option plan discussed are prior to the stock dividends. The plan allows both the number of options and the exercise price to be adjusted to reflect any stock dividends. See further discussion of the Company Stock Option plan below.

     On April 1, 1995, Mr. Roberts received a one year extension at a salary of $126,000 on his three year employment agreement which originated April 1, 1993. A one year extension of the contract will continue to be added at each anniversary upon satisfactory performance as determined by the Board of Directors. Mr. Roberts will be entitled to salary for the remaining terms of his contract at the then current level unless he voluntarily resigns or his termination is caused by death, a demand by a regulatory agency or his conviction of a crime relating to moral turpitude. Effective April 1, 1996, Mr. Roberts will receive a renegotiated salary of $132,300 and a one year extension of his employment agreement.

     The Company Stock Option Plan is authorized to grant options to such full-time employees of the Company (i.e. directors who are not employees are not eligible) who are deemed to have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company based on such factors as the Board or Compensation Committee may, in its discretion, deem appropriate. The Stock Option Plan permits the Board of Directors to issue options to purchase up to an aggregate of 64,130 shares of Common Stock. The minimum price at which any option may be exercised will be the fair market value of the Common Stock on the date of grant; except that the exercise price for any option granted to a person owning more that 10% of the Company's outstanding Common Stock must be at least 110% of the fair market value of the Common Stock on the date of grant. All Options granted under the Plan must be exercised within 10 years of the date of grant, except that Options granted to a person owning more than 10% of the Common Stock must be exercised within five years. To date, Options to purchase 62,883 shares of Common Stock have been awarded under the plan to key employees of the Company of which 55,539 Options were outstanding at March 1, 1996, and 7,344 of which have been exercised. The Options and shares reflect the 10% stock dividend declared February 15, 1996. The Options to purchase shares are first exercisable as follows:

                                        Exercise Price
                 Shares                   Per Option
                 ------                 --------------
 Prior to 1990    7,865                       8.26
     1990         7,865                       8.68
     1991         8,349                       8.68
     1992         7,865                       8.88
     1993         7,865                       9.09
     1994         4,537                      10.83
     1995         6,353                      13.44
     1996         3,932                          *
     1997           908                          *
                 ------
                 55,539

*Option price per share is determined by the greater of the fair market value of the Common Stock when the Options first become exercisable or $8.26 per share.

     The following table indicates the number of exercisable and unexercisable options held by the only executive officer meeting disclosure requirements at December 31, 1995. No options to purchase Common Stock by the executive officer were exercised in 1995. The Options shown reflect the 10% stock dividend declared February 15, 1996.

                                                   Fiscal Year-End Option Values
                                                   -----------------------------
                                Number of Securities Underlying Unexcercised
                                        Options at Fiscal Year-End                   Value of Unexercised In-the-Money Options at
Name                                      Exercisable/Unexercisable                   Fiscal Year-End Exercisable/Unexercisable
----                            --------------------------------------------         ---------------------------------------------
J. Hal Roberts, Jr.                         24,200/-0-                                       $141,000/ -0-


                              APPROVAL OF AUDITORS

     The Board of Directors has selected the accounting firm of KPMG Peat Marwick LLP to serve as the independent auditors of the Company for the fiscal year ending December 31, 1996. KPMG Peat Marwick LLP were the auditors for the year ended December 31, 1995 and is being recommended to shareholders for ratification as auditors for the year ending December 31, 1996. Ratification of the selection of KPMG Peat Marwick LLP requires the votes cast by shareholders at the Annual Meeting favoring ratification to exceed the votes cast opposing ratification.

     If the shareholders do not ratify the appointment of KPMG Peat Marwick LLP the selection of independent public accountants will be reconsidered by the Board of Directors. The Board of Directors recommends that you vote FOR the proposal to ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Company for the year ending December 31, 1996.

     A representative of KPMG Peat Marwick LLP is expected to attend the Annual Meeting, with the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the Annual Meeting.

                        FUTURE PROPOSALS OF SHAREHOLDERS

     If you wish to submit a proposal to be considered for inclusion in the proxy material for the 1997 Annual Meeting, please send it to J. Hal Roberts, Jr., President, Port St. Lucie National Bank Holding Corp., 1100 S.W. St. Lucie West Boulevard, Port St. Lucie, Florida 34986. Proposals must be received no later than November 30, 1996 in order to be eligible for consideration for inclusion in the Proxy Statement for the 1997 Annual Meeting.

                             REPORT TO SHAREHOLDERS

     The Company's Annual Report for 1995, including financial statements, is being mailed to all shareholders herewith. A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB WILL BE SENT WITHOUT CHARGE, WHEN AVAILABLE, TO ANY SHAREHOLDER WHO REQUESTS IT IN WRITING. REQUESTS SHOULD BE ADDRESSED TO J. HAL ROBERTS, JR., PRESIDENT, PORT ST. LUCIE NATIONAL BANK HOLDING CORP., 1100 S.W. ST. LUCIE WEST BOULEVARD, PORT ST. LUCIE, FLORIDA 34986.

                                 OTHER MATTERS

     The Board does not intend to present any business at the meeting not described in this Proxy Statement and knows of no other proposals to be presented at the Annual Meeting. If any other proposal should be presented at the Annual Meeting, and it is a matter which can properly come before the Annual Meeting, the representatives of the Board of Directors named in the enclosed proxy form intend to vote your proxy in accordance with their best judgment.


                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ J. Hal Roberts, Jr.
                                     --------------------------------------
                                     J. HAL ROBERTS, JR.
                                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints Jeffrey S. Furst, Harold H. Goldman, and J. Hal Roberts, Jr., or any of them, with full power of substitution in each as proxies to cast all votes which the undersigned shareholder is entitled to cast in accordance with the undersigned shareholder's directions contained herein at the Annual Meeting of Shareholders of Port St. Lucie National Bank Holding Corp., to be held at the St. Lucie West Branch Office of the Bank, Port St. Lucie, Florida, Monday, April 22, 1996 at 7:00 P.M. (local time), and at any adjournment or postponement thereof. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

1.  ELECTION OF DIRECTORS
The nominees to the Board of Directors are Christopher E. Fogal, Ellen J. Guterl and Joe Marinaro terms expiring 1999.

[  ] FOR all nominees listed above (except   [  ] AGAINST all nominees listed
     as indicated below to the contrary)          above



To withhold authority to vote for any individual nominee, write that nominee's name in the space provided:___________________________

-------------------------------------------------------------------------------

2.  RATIFICATION OF AUDITORS

[  ]  FOR the ratification of the selection of        [  ]  AGAINST the ratification of the        [  ]  ABSTAIN
 KPMG Peat Marwick LLP as the independent             selection of KPMG Peat Marwick LLP as the
 auditors for 1996.                                   independent auditors for 1996.

----------------------------------------------------------------------------------------------------------------

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

     This Proxy, when properly executed, will be voted as directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND IN ACCORDANCE WITH THE DETERMINATION OF THE PROXIES NAMED ABOVE ON ANY OTHER MATTER.

     The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and this Proxy Statement.

Date:______________________________


-----------------------------------         ------------------------------------
Signature of Shareholder                     Printed Name of Shareholder


-----------------------------------         ------------------------------------
Signature of Shareholder                      Printed Name of Shareholder (if
                                              held jointly)
                                             (Please PRINT your name legibly
                                              if not using a preprinted address
                                              label)

When signing as attorney, personal representative, administrator, trustee or guardian, please give full title as such. Joint owners should both sign; if the signer is a corporation or partnership, please have the full corporate or partnership name signed by a duly authorized person. PLEASE BE SURE TO MARK, DATE AND SIGN THE PROXY AND RETURN THE SAME PROMPTLY.

                                       2